CITIZENS COMMUNITY BANCORP INC Annual Meeting | March 27, 2018

This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. (“Citizens”) and its wholly owned subsidiary, Citizens Community Federal N.A. (“CCFBank”). Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning. These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements in this presentation are inherently subject to many uncertainties arising in CCFBank’s operations and business environment. These uncertainties include conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the CCFBank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; risks posed by acquisitions and other expansion opportunities; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company’s performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended September 30, 2017 filed with the Securities and Exchange Commission ("SEC") on December 13, 2017 and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date hereof. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This presentation contains non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Non-GAAP measures eliminate the impact of certain one-time expenses such as acquisition and branch closure costs and related data processing termination fees, legal costs, severance pay, accelerated depreciation expense and lease termination fees. Merger related charges represent expenses to either satisfy contractual obligations of acquired entities without any useful benefit to the Company or to convert and consolidate customer records onto the Company platforms. These costs are unique to each transaction based on the contracts in existence at the merger date. In addition, non-GAAP financial measures exclude settlement proceeds and the FHLB prepayment fee. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other banks and financial institutions. CAUTIONARY NOTE REGARDING Non-GAAP Financial Measures

Our Leadership Team OUR LEADERSHIP TEAM President / CEO SVP Chief Technology Officer EVP / CFO SVP Corporate Development SVP West Region President Commercial / Ag Banking SVP Chief Credit Officer VP Human Resources SVP East Region President Commercial / Ag Banking

Current CZWI Branch Locations One additional office in suburban Detroit.

COMPANY PROFILE FOUNDED IN 1939 Business model changing to Commercial/Ag/Consumer from credit union, thrift legacy GROWTH ORIENTED Acquisitions and organic growth driving robust loan and deposit growth since 2016 INCREASED PROFITABILITY Quality and quantity of earnings improving via balance sheet remixing and efficiency measures EMERGING BRAND, MARKET LEVERAGE Momentum growing from new business model execution, acquisition of key talent and consolidation of branch network

CZWI FOCUS ITEMS ENHANCING THE QUANTITY AND QUALITY OF EARNINGS We are committed to enhancing shareholder value by improving the loan and deposit mix, deepening customer relationships and strengthening other sources of revenue. EXPERTISE IN COMMERCIAL & AG BANKING We take pride in serving small and mid-sized business and Ag operators in our communities with the best professionals, products and process. EXPERIENCED & PROVEN STRATEGIC LEADERSHIP TEAM Our team has over 174 years of banking experience to draw upon with national, regional and community banks. ENTERPRISE PRODUCTIVITY & RISK MANAGEMENT We have embraced technology and workflow improvements to increase profitability as revenue grows. Our emphasis on prudent risk taking, knowing the client and proactive risk management has resulted in top quartile asset quality performance.

KEY MARKET DIFFERENTIATORS BUSINESS MODEL • Serving small to mid-sized entrepreneurs & Ag producers • Responsive professionals • Easy to do business with • Products to compete vs. big banks, superior to smaller community banks CULTURE CREDIT STRATEGIC GROWTH • Experienced, energetic leadership team • Accountability for doing the right thing and getting results • Entrepreneurial spirit, winning attitude • Prudent risk taking • Process driven , transparent • Nimble , centralized approval process • Proactive risk management • Loan and deposit growth through prudent M&A • Robust • Quality and quantity of earnings improving

LOAN PORTFOLIO DETAIL • Well diversified portfolio • Portfolio mix has changed dramatically • Commercial loan growth offset by the planned runoff of 1-4 family and indirect loan portfolios Commercial/Ag RE 39.40% Commercial/Ag Non RE 11.20% Originated Indirect 10.80% Purchased Indirect 3.60% Other Consumer Non RE 2.60% Residential RE 32.40% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2014 2015 2016 1017 Q1 2018 Growth portfolios as % of portfolio Runoff portfolios as % of portfolio

COMMERCIAL LOAN DETAIL • Commercial loan portfolio well diversified • Strong growth in all commercial loan categories • Average note size is under $225 thousand Ag 23.9% Multi-family real estate 8.8% Owner Occupied 16.8% Non-owner Occupied 15.1% Other CRE 19.6% Commercial non-real estate 15.8% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 2014 2015 2016 2017 Q1 2018 CRE C&I AG

ASSET QUALITY • Good asset quality • CCFBank asset quality improved in all periods presented • Proactive risk management • Acquired NPA marked at time of acquisition • Low loan charge-off percentages NPAs/Total Loans 0.00% 0.10% 0.20% 0.30% 0.40% 9/30/2014 9/30/2015 9/30/2016 9/30/2017 12/31/2017 Sum of Loan NCOs to Gross Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Acquired REO % Acquired Loan % CCF REO % CCF Loan %

DEPOSIT MIX Deposit Mix/COFs At December 31,2017 • Planned remix of deposits to lower cost non-maturity deposits from certificates ongoing • Consistent growth in checking and money market/savings • This deposit remix will decrease our cost of funds and enhance future profitability Money Market Demand 17.00% Certificate Accounts 38.90% Noninterest Bearing Demand 10.60% Interest Bearing Demand 20.10% Savings Accounts 13.40% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 0% 20% 40% 60% 80% 100% 2014 2015 2016 2017 Q1 2018 Sum of Checking Sum of Savings/MMDA Sum of CD Sum of COF

NET INCOME AND DILUTED EPS (In $000’s) (In $) Core Income and Core EPS are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Core Income and Core EPS to the comparable GAAP financial measure can be found in the final slide to this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. • Positive earnings trends • First quarter 2018 shows impact of Wells acquisition First Qtr. First Qtr. $0.62 $0.54 $0.49 $0.67 $0.46 $0.79 $0.23 $0.30

SHAREHOLDER HIGHLIGHTS COMMERCIAL/AG BANKING EXPERTISE PROVEN EXECUTIVES AND SENIOR MANAGERS SUCCESSFUL M&A ACTIVITY MICROPOLITAN, METROPOLITAN & RURAL DEMOGRAPHICS CULTURE OF ACCOUNTABILITY STRONG CREDIT QUALITY PROACTIVE RISK MANAGEMENT

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES EXPERTISE IN COMMERCIAL & AG BANKING FY2015 FY2016 FY2017 FQ1-18 (Dollars in Thousands, except share data) GAAP pre-tax earnings $ 4,420 $ 3,859 $ 3,822 $ 2,223 Merger related costs (1) 0 701 1,860 94 Branch closure costs (2) 614 839 951 7 Settlement proceeds (3) 0 0 (283) 0 FHLB borrowings prepayment fee (4) 0 0 104 0 Core earnings before income taxes (5) 5,034 5,399 6,454 2,324 Provision for income tax on core earnings (6) 1,712 1,836 2,194 569 Core earnings after income taxes (5) $ 3,322 $ 3,563 $ 4,260 $ 1,755 GAAP diluted earnings per share, net of tax $ 0.54 $ 0.49 $ 0.46 $ 0.23 Merger related costs, net of tax - 0.09 0.23 0.02 Branch related costs, net of tax 0.08 0.09 0.12 - Settlement proceeds - - (0.03) - FHLB borrowings prepayment fee - - 0.01 - Tax Cuts and Jobs Act of 2017 tax provision (7) - - - 0.05 Core diluted earnings per share, net of tax $ 0.62 $ 0.67 $ 0.79 $ 0.30 Average diluted shares outstanding 5,239,943 5,257,304 5,378,548 5,920,899

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES EXPERTISE IN COMMERCIAL & AG BANKING (1) Costs incurred are included as data processing, advertising, marketing and public relations, professional fees and other noninterest expense in the consolidated statement of operations. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Core earnings is a non-GAAP measure that management believes enhances investors' ability to better understand the underlying business performance and trends related to core business activities. (6) Provision for income tax on core earnings is calculated at 24.5% for the three months ended December 31, 2017 and at 34% for all quarters in the prior fiscal year, which represents our federal statutory tax rate for each respective period presented. (7) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations.

EXPERTISE IN COMMERCIAL & AG BANKING Thank you !